                                                                  Exhibit (n)(2)

                                   APPENDIX A

                                                                  Maximum                                 Maximum    Conversion
                                                                Shareholder   Maximum                     Initial     Features/
              BGIF                     Maximum  Administration   Servicing   Processing     Minimum        Sales      Exchange
        Multi-Class Funds            12b-1 Fee      Fee           Fee/1/       Fee/1/      Investment   Charge/CDSC  Privileges
-----------------------------------  ---------  --------------  -----------  ----------  -------------  -----------  ----------
1.  Institutional Money Market Fund
    Aon Captives Share Class           0.10%        0.05%          0.05%        None        $500,000        None        None
    Institutional Class                None         0.05%          0.05%        None     $100 million       None        None
    Capital Share Class                None         0.07%          0.07%        None      $25 million       None        None
    Premium Class                      None         0.10%          0.10%        None      $10 million       None        None
    Select Class                       None         0.15%          0.15%        None      $1 million        None        None
    SL Agency Share Class              None         0.02%          None         None         N/A/2/         None        None
    Trust Class                        None         0.38%          0.25%        0.13%       $100,000        None        None

2.  LifePath Retirement Portfolio
    Class I                            None         0.50%          0.25%        None     $1 million/3/      None        None
    Class R                            0.25%        0.50%          0.25%        None          N/A           None        None
    Class S                            None         0.15%          None         None         N/A/4/         None        None

3.  LifePath 2010 Portfolio
    Class I                            None         0.50%          0.25%        None     $1 million/3/      None        None
    Class R                            0.25%        0.50%          0.25%        None          N/A           None        None
    Class S                            None         0.15%          None         None         N/A/4/         None        None

4.  LifePath 2020 Portfolio
    Class I                            None         0.50%          0.25%        None     $1 million/3/      None        None
    Class R                            0.25%        0.50%          0.25%        None          N/A           None        None
    Class S                            None         0.15%          None         None         N/A/4/         None        None

5.  LifePath 2030 Portfolio
    Class I                            None         0.50%          0.25%        None     $1 million/3/      None        None
    Class R                            0.25%        0.50%          0.25%        None          N/A           None        None
    Class S                            None         0.15%          None         None         N/A/4/         None        None

6.  LifePath 2040 Portfolio
    Class I                            None         0.50%          0.25%        None     $1 million/3/      None        None
    Class R                            0.25%        0.50%          0.25%        None          N/A           None        None
    Class S                            None         0.15%          None         None         N/A/4/         None        None

7.  LifePath 2050 Portfolio
    Class I                            None         0.50%          0.25%        None     $1 million/3/      None        None
    Class R                            0.25%        0.50%          0.25%        None          N/A           None        None
    Class S                            None         0.15%          None         None         N/A/4/         None        None

8.  Prime Money Market Fund
    Institutional Class                None         0.05%          0.05%        None     $100 million       None        None
    Capital Share Class                None         0.07%          0.07%        None      $25 million       None        None
    Premium Class                      None         0.10%          0.10%        None      $10 million       None        None
    Select Class                       None         0.15%          0.15%        None      $1 million        None        None
    SL Agency Share Class              None         0.02%          None         None        N/A/2/          None        None
    Trust Class                        None         0.38%          0.25%        0.13%      $100,000         None        None

9.  Government Money Market Fund
    Institutional Class                None         0.05%          0.05%        None     $100 million       None        None
    Capital Share Class                None         0.07%          0.07%        None      $25 million       None        None
    Premium Class                      None         0.10%          0.10%        None      $10 million       None        None
    Select Class                       None         0.15%          0.15%        None      $1 million        None        None
    SL Agency Share Class              None         0.02%          None         None        N/A/2/          None        None
    Trust Class                        None         0.38%          0.25%        0.13%      $100,000         None        None

                                                                  Maximum                                 Maximum    Conversion
                                                                Shareholder   Maximum                     Initial     Features/
              BGIF                     Maximum  Administration   Servicing   Processing     Minimum        Sales      Exchange
        Multi-Class Funds            12b-1 Fee      Fee           Fee/1/       Fee/1/      Investment   Charge/CDSC  Privileges
-----------------------------------  ---------  --------------  -----------  ----------  -------------  -----------  ----------
10. Treasury Money Market Fund
    Institutional Class                None         0.05%          0.05%        None     $100 million       None        None
    Capital Share Class                None         0.07%          0.07%        None      $25 million       None        None
    Premium Class                      None         0.10%          0.10%        None      $10 million       None        None
    Select Class                       None         0.15%          0.15%        None      $1 million        None        None
    SL Agency Share Class              None         0.02%          None         None         N/A/2/         None        None
    Trust Class                        None         0.38%          0.25%        0.13%      $100,000         None        None

/1/ All shareholder servicing fees and processing fees will be paid by the Funds' administrator; so shareholders will not bear any of these fees in addition to the administration fee.

/2/ Although the Class SL Agency shares do not have a minimum investment, they shall only be made available to clients of BGI and its affiliates for the investment of securities lending collateral.

/3/  For direct investments only.


/4/ Although the Class S shares do not have a minimum investment, they shall only be made available to plans that have certified to having, or that the Funds' administrator or investment adviser reasonably believes to have, aggregate plan assets of $750 million or more.

Amended and approved by the Board of Trustees of Barclays Global Investors Funds on November 18, 2008.